UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 30, 2003
                                                --------------------------------

     MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                333-101254-02              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                10019
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    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                  ------------------------------




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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On January 30, 2003 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1, Class 1-A-1, Class 1-A-IO, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-IO, Class A-R, Class 4-A-1, Class 4-M-1, Class 4-M-2, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $253,810,450. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2003, among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, JPMorgan Chase Bank, as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1, Class 4-X, Class B-4, Class B-5 and Class B-6 represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of three pools of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      4 Pooling and Servicing Agreement, dated as of January 1, 2003, among Mortgage Asset Securitization Transactions,
                                          Inc., Wells Fargo Bank Minnesota,
                                          N.A., JPMorgan Chase Bank and UBS
                                          Warburg Real Estate Securities Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


January 30, 2003

                                   By:    /s/ Eric Daouphars
                                       ---------------------------------------
                                       Name:  Eric Daouphars
                                       Title: Director


                                   By:    /s/ Steve Warjanka
                                       ---------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Associate Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

4                       Pooling and Servicing                          E
                        Agreement, dated as of
                        January 1, 2003, among
                        Mortgage Asset Securitization
                        Transactions, Inc., Wells
                        Fargo Bank Minnesota, N.A.,
                        JPMorgan Chase Bank and UBS
                        Warburg Real Estate
                        Securities Inc.

                                    Exhibit 4